                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 2003

                            STRUCTURED PRODUCTS CORP.

             (Exact name of registrant as specified in its charter)


                                    33-55860/
DELAWARE                            33-357357            13-3692801
-------------------------------     ----------------     ----------------------
(STATE OR OTHER JURISDICTION OF     (COMMISSION FILE     (IRS EMPLOYER
INCORPORATION OR ORGANIZATION)      NUMBER)              IDENTIFICATION NUMBER)

388 GREENWICH STREET, NEW YORK, NEW YORK                                10013
--------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE (212) 816-7496.
                                                  --------------


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Item 1.     Changes in Control of Registrant.

            NOT APPLICABLE.

Item 2.     Acquisition or Disposition of Assets.

            NOT APPLICABLE.

Item 3.     Bankruptcy or Receivership.

            NOT APPLICABLE.

Item 4.     Changes in Registrant's Certifying Accountant.

            NOT APPLICABLE.

Item 5.     Other Events.

            NOTICES IN THE FORM ATTACHED HERETO WERE DISTRIBUTED TO HOLDERS OF THE CORTS TRUST FOR WORLDCOM NOTES ON JULY 21, 2003.

Item 6.     Resignations of Registrant's Directors.

            NOT APPLICABLE.

Item 7.     Financial Statements, Pro-Forma Financial Information and Exhibits.

            (a)  NOT APPLICABLE.

            (b)  NOT APPLICABLE.

            (c)  EXHIBITS:

                  1. TRUSTEE'S NOTICE TO RECORD HOLDERS OF CORTS TRUST FOR WORLDCOM NOTES DATED JULY 21, 2003

                  2. TRUSTEE'S NOTICE TO HOLDERS OF CORTS TRUST FOR WORLDCOM NOTES DATED JULY 21, 2003

Item 8.     Change in Fiscal Year

            NOT APPLICABLE.

Item 9.     Regulation FD Disclosure

            NOT APPLICABLE.


                                       2
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  By:  /s/ Nazareth Festekjian
                                                  ------------------------------
                                                  Name:    Nazareth Festekjian
                                                  Title:   Authorized Signatory


August 4, 2003


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
EXHIBIT INDEX

Exhibit                                                                                 Page
-------                                                                                 ----
1           Trustee's Notice to Record Holders of CorTS Trust for Worldcom Notes
            dated July 21, 2003                                                         5-6


2           Trustee's Notice to Holders of CorTS Trust for Worldcom Notes dated
            July 21, 2003                                                               7-8


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